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                                                                   EXHIBIT 10.13


                         REXNORD NON-UNION PENSION PLAN

                            EFFECTIVE JANUARY 1, 2003

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                         REXNORD NON-UNION PENSION PLAN

                           (EFFECTIVE JANUARY 1, 2003)

                                TABLE OF CONTENTS

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ARTICLE I - DEFINITIONS............................................................2

  1.01   ACCRUED BENEFIT...........................................................2
  1.02   ACTUARIAL EQUIVALENT......................................................2
  1.03   AFFILIATED EMPLOYER.......................................................2
  1.04   ALTERNATE PAYEE...........................................................3
  1.05   AVERAGE ANNUAL COMPENSATION...............................................3
  1.06   BENEFICIARY...............................................................3
  1.07   BENEFIT COMMENCEMENT DATE.................................................3
  1.08   BOARD.....................................................................3
  1.09   CLOSING DATE..............................................................3
  1.10   CODE......................................................................3
  1.11   COMPENSATION..............................................................3
  1.12   CREDITED SERVICE..........................................................4
  1.13   DISABILITY OR DISABLED....................................................4
  1.14   DISQUALIFYING PERIOD OF SEVERANCE.........................................4
  1.15   EARLY RETIREMENT DATE.....................................................4
  1.16   EARLY RETIREMENT ELIGIBILITY DATE.........................................4
  1.17   EFFECTIVE DATE............................................................4
  1.18   ELIGIBLE EMPLOYEE.........................................................4
  1.19   EMPLOYEE..................................................................5
  1.20   EMPLOYER..................................................................5
  1.21   EMPLOYMENT COMMENCEMENT DATE..............................................5
  1.22   ERISA.....................................................................5
  1.23   FIDUCIARY.................................................................6
  1.24   FISCAL YEAR...............................................................6
  1.25   HIGHLY COMPENSATED EMPLOYEE...............................................6
  1.26   HOUR OF SERVICE...........................................................7
  1.27   INTEGRATION LEVEL.........................................................7
  1.28   INVESTMENT MANAGER........................................................7
  1.29   LATE RETIREMENT DATE......................................................7
  1.30   LAYOFF....................................................................7
  1.31   LEAVE OF ABSENCE..........................................................7
  1.32   LIMITATION YEAR...........................................................7
  1.33   NORMAL RETIREMENT AGE.....................................................7
  1.34   NORMAL RETIREMENT DATE....................................................7
  1.35   PARTICIPANT...............................................................8
  1.36   PARTICIPATING EMPLOYER....................................................8
  1.37   PERIOD OF SERVICE OR SERVICE..............................................8
  1.38   PERIOD OF SEVERANCE.......................................................8
  1.39   PLAN......................................................................8
  1.40   PLAN YEAR.................................................................9
  1.41   PRIOR PLAN................................................................9
  1.42   QUALIFIED DOMESTIC RELATIONS ORDER........................................9
  1.43   QUALIFIED ELECTION........................................................9
  1.44   QUALIFIED JOINT AND SURVIVOR ANNUITY......................................9
  1.45   REEMPLOYMENT COMMENCEMENT DATE............................................9
  1.46   RETIREMENT COMMITTEE......................................................9
  1.47   SEVERANCE FROM SERVICE DATE...............................................9
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  1.48   SOCIAL SECURITY RETIREMENT AGE...........................................10
  1.49   SOCIAL SECURITY TAXABLE WAGE BASE........................................10
  1.50   SPONSORING EMPLOYER......................................................10
  1.51   SPOUSE...................................................................10
  1.52   TRUSTEE..................................................................10
  1.53   TRUST FUND...............................................................10
  1.54   VESTING SERVICE..........................................................10

ARTICLE II - PARTICIPATION........................................................11

  2.01   PARTICIPATION REQUIREMENTS...............................................11
  2.02   PARTICIPATION UPON REEMPLOYMENT..........................................11
  2.03   CESSATION OF PARTICIPATION...............................................11
  2.04   TRANSFERRED EMPLOYEES....................................................11

ARTICLE III - SERVICE.............................................................13

  3.01   VESTING SERVICE..........................................................13
  3.02   CREDITED SERVICE.........................................................13
  3.03   PERIOD OF SEVERANCE RULES APPLICABLE TO YEARS OF SERVICE, VESTING
         SERVICE AND CREDITED SERVICE.............................................13
  3.05   QUALIFIED MILITARY SERVICE...............................................13

ARTICLE IV - BENEFITS.............................................................14

  4.01   NORMAL RETIREMENT BENEFITS...............................................14
  4.02   EARLY RETIREMENT BENEFITS................................................14
  4.03   LATE RETIREMENT BENEFITS.................................................15
  4.04   TERMINATION OF EMPLOYMENT BEFORE RETIREMENT..............................16
  4.05   PRE-RETIREMENT SURVIVING SPOUSE ANNUITY..................................16
  4.06   DISABILITY BENEFITS......................................................17
  4.07   PAYMENT OF RETIREMENT BENEFITS...........................................18
  4.08   TIMING OF DISTRIBUTIONS..................................................23
  4.09   DISTRIBUTION FOR MINOR OR INCOMPETENT PAYEE..............................23
  4.10   DOUBT AS TO RIGHT OF PAYMENT.............................................23
  4.11   PROOF OF DEATH...........................................................24
  4.12   SUSPENSION OF BENEFITS...................................................24
  4.13   BENEFITS PAYABLE ONLY FROM TRUST FUND....................................25
  4.14   DIRECT ROLLOVER DISTRIBUTIONS............................................25
  4.18   ACCRUED BENEFIT REDUCED BY PREVIOUS LUMP-SUM DISTRIBUTION................26

ARTICLE V - MAXIMUM BENEFIT LIMITATIONS...........................................28

  5.01   MAXIMUM ANNUAL BENEFIT...................................................28
  5.02   APPLICATION TO QUALIFIED JOINT AND SURVIVOR ANNUITY......................33

ARTICLE VI - CONTRIBUTIONS........................................................34

  6.01   PAYMENT OF CONTRIBUTIONS.................................................34
  6.02   APPLICATION OF FORFEITURES...............................................34
  6.03   TRUST AGREEMENT..........................................................34

ARTICLE VII - ADMINISTRATION......................................................35

  7.01   POWERS AND RESPONSIBILITIES OF THE SPONSORING EMPLOYER...................35
  7.02   ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY...................35
  7.03   POWERS DUTIES AND RESPONSIBILITIES OF THE RETIREMENT COMMITTEE...........35
  7.04   POWERS AND RESPONSIBILITIES OF THE TRUSTEE...............................36
  7.05   RECORD AND REPORTS.......................................................36
  7.06   APPOINTMENT OF COUNSEL AND AGENTS........................................37
  7.07   INFORMATION FROM EMPLOYER................................................37
  7.08   PAYMENT OF EXPENSES......................................................37
  7.09   MAJORITY ACTIONS.........................................................37
  7.10   CLAIMS PROCEDURE.........................................................37
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  7.11   CLAIMS REVIEW PROCEDURE..................................................38
  7.12   NAMED FIDUCIARIES........................................................38
  7.13   INDEMNIFICATION..........................................................39

ARTICLE VIII - PLAN AMENDMENT.....................................................40

  8.01   AMENDMENT................................................................40

ARTICLE IX - PLAN TERMINATION.....................................................41

  9.01   RIGHT TO TERMINATE.......................................................41
  9.02   VESTING UPON TERMINATION.................................................41
  9.03   PRIORITY OF DISTRIBUTION ON TERMINATION..................................41
  9.04   RETURN OF EXCESS ASSETS..................................................41
  9.05   RESTRICTION ON BENEFITS..................................................41

ARTICLE X - MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS..........................42

  10.01  MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS.............................42
  10.02  BENEFITS UPON MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS...............42

ARTICLE XI - TOP HEAVY PROVISIONS.................................................43

  11.01  TOP-HEAVY PLAN DEFINITIONS...............................................43
  11.02  TOP-HEAVY GENERAL REQUIREMENTS...........................................45
  11.03  ADDITIONAL TOP-HEAVY REQUIREMENTS........................................46

ARTICLE XII - GENERAL PROVISIONS..................................................48

  12.01  RIGHT OF DISCHARGE RESERVED..............................................48
  12.02  ALIENATION...............................................................48
  12.03  GENDER AND NUMBER........................................................48
  12.04  LEGAL ACTION.............................................................48
  12.05  APPROVAL BY INTERNAL REVENUE SERVICE, MISTAKE OF FACT....................49
  12.06  UNIFORMITY...............................................................49
  12.07  CAPTIONS.................................................................49
  12.08  DISTRIBUTIONS LIMITATIONS................................................49
  12.09  GOVERNING LAW............................................................50

ARTICLE XIII - PARTICIPATING EMPLOYERS............................................51

  13.01  PARTICIPATION BY AFFILIATED EMPLOYERS....................................51
  13.02  DESIGNATION OF AGENT.....................................................51
  13.03  DISCONTINUANCE OF PARTICIPATION..........................................51
  13.04  THE RETIREMENT COMMITTEE'S AUTHORITY.....................................51

APPENDIX A........................................................................52
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                                   DECLARATION

WHEREAS, this Plan, named the Rexnord Non-Union Pension Plan, is established initially by Rexnord Corporation effective January 1, 2003 to accept the spin-off of assets and liabilities attributable to current employees of Rexnord Corporation from the Invensys Pension Plan (the "Prior Plan"); and

WHEREAS, Rexnord Corporation intends to maintain this Plan for purposes of providing benefits to Participants upon retirement and certain other severances from service; and

WHEREAS, this Plan document applies to Participants credited with an Hour of Service on or after the Closing Date; and

WHEREAS, this Plan and its related Trust are intended to qualify under Code Sections 401(a) and 501(a) and the applicable provisions of ERISA, and will be interpreted and applied in a manner consistent with that intent; and

WHEREAS, this Plan is for the exclusive benefit of Participants and their Beneficiaries and, except as otherwise provided in the Plan, no part of the Trust Fund or any distribution therefrom will be used for or diverted for purposes other than for the exclusive benefit of Participants and their Beneficiaries and defraying those reasonable expenses of administering the Plan and Trust Fund not paid for by Rexnord Corporation; and

WHEREAS, nothing appearing in the Plan will be construed (a) to give any person any benefit, right or interest except as expressly provided herein, or (b) to create a contract of employment or to give any Employee the right to continue as an Employee or to affect or modify his terms of employment in any way; and

WHEREAS, the benefits and rights of a Participant and his Beneficiaries under the Plan will be determined in accordance with the terms of the Plan that are in effect on the date of the Participant's retirement, death or other Termination of Employment, whichever may be applicable;

NOW THEREFORE, in consideration of the foregoing, the Plan is hereby set forth in this plan document.

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                             ARTICLE I - DEFINITIONS

1.01 "ACCRUED BENEFIT" means, as of specific date of determination, an amount equal to 0.9% of the Participant's Average Annual Compensation plus 0.5% of the Participant's Average Annual Compensation in excess of the Integration Level, the sum multiplied by the Participant's years of Credited Service (not to exceed 30 years). Notwithstanding the foregoing, the Accrued Benefit of a Participant who was a Participant in the Prior Plan shall be determined in accordance with Appendix A.

1.02 "ACTUARIAL EQUIVALENT" means an amount having equal value when computed on the basis of a 7% interest rate compounded annually and based on a blend of 50 percent of the male mortality rate and 50 percent of the female mortality rates from the 1983 Group Annuity Mortality Table, except that:

    a. For purposes of Section 5.01(c) and (f), an interest rate equal to the greater of 5% or the rate set forth in the preceding sentence shall be used. For Benefit Commencement Dates occurring on or after December 31, 2002 the applicable mortality table is the table prescribed in Rev. Rul. 2001-62; and

    b. For purposes of determining lump-sum payments under the Plan as provided in Section 4.07(d) (or other relevant provisions of this Plan), Actuarial Equivalent shall be based on an interest rate equal to the annual rate of interest on 30-year Treasury securities for the month of October immediately preceding the Plan Year in which the Benefit Commencement Date occurs; and for Benefit Commencement Dates occurring on or after December 31, 2002 the applicable mortality table is the table prescribed in Rev. Rul. 2001-62.

1.03    "AFFILIATED EMPLOYER" means any of the following other than an Employer:

    a. Any corporation which is a member of a controlled group of corporations which includes an Employer, determined under the provisions of
        Section 414(b) of the Code;

    b. Any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with an Employer;

    c. Any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes an Employer for purposes specified and to the extent required under that Section; and

    d. Any other entity required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code, for purposes specified and to the extent required under that Section.

        A corporation, trade or business, or member of an affiliated service group shall be treated as an Affiliated Employer only while it is a member of the controlled group.

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1.04    "ALTERNATE PAYEE" means any spouse, former spouse, child, or other dependent of a Participant recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, the Participant's nonforfeitable benefits under the Plan. For purposes of
        Section 4.14, however, a child or other dependent of the Participant shall not be considered an Alternate Payee.

1.05 "AVERAGE ANNUAL COMPENSATION" means the average Compensation of a Participant for the five (5) calendar years of completed employment with an Employer during the last ten (10) years of completed employment with an Employer preceding the date of determination which are the highest. If a Participant shall have completed five (5) of fewer calendar years of employment with an Employer before the date of determination, the calculation shall be based upon his average Compensation for all his completed calendar years of such employment. Notwithstanding the foregoing, in determining a Participant's Average Annual Compensation, the Participant's year of termination of employment or year of hire shall be included even if the Participant does not receive credit for a complete year of employment with an Employer for such year if (i) with respect to the year of termination of employment, the Participant earns Credited Service from the beginning of the year until his date of termination of employment, and (ii) with respect to the year of hire or the year of termination of employment, the inclusion of such year or years would result in a higher Average Annual Compensation for the Participant.

1.06 "BENEFICIARY" means a person, executor, administrator, trust, estate or other entity designated by a Participant, or by the terms of the Plan as provided in Section 4.07(c)(iv), who is or who may become entitled to receive benefits from the Plan. Any person who is an Alternate Payee shall be considered a Beneficiary for purposes of the Plan.

1.07 "BENEFIT COMMENCEMENT DATE" means in the case of a lump sum payment the date of payment, in all other cases, the first day of the month on which distribution of benefits to a Participant or Beneficiary is to begin in accordance with the provisions of Article IV.

1.08    "BOARD" means the Board of Directors of the Sponsoring Employer.

1.09 "CLOSING DATE" means November 22, 2002 or such other date as agreed to under the terms of the Stock Purchase Agreement dated as of September 27, 2002 relating to the purchase of the Employer by the Carlyle Group.

1.10 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

1.11 "COMPENSATION" means the total amount paid in the Plan Year to the Employee by the Employer for services rendered as reported on IRS Form W-2, excluding however (a) any amount paid or payable attributable to the termination or severance of employment of the Employee, (b) any amount attributable to an award, grant, right, payment, or exercise under any stock plan of the Employer, including without limitation employee stock

                                        3
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        purchase plans, stock option plans, stock awards or grants, stock appreciation rights, and dividend equivalents paid on any of the foregoing, and (c) any other taxable fringe benefits. Compensation also includes contribution made on behalf of an Employee by the Employer pursuant to a cash or deferred arrangement described in
        Section 401(k)(2) of the Code or a cafeteria plan described in
        Section 125 of the Code, or an arrangement under Section 132(f)(4) of the Code.

        A Participant's Compensation taken into account for purposes of determining benefit accruals in any Plan Year beginning after December 31, 2001 for any Participant who is credited with an Hour of Service on or after the first Plan Year beginning after December 31, 2001 shall not exceed $200,000 or such other amount as the Secretary of the Treasury may determine for such Plan Year under Section 401(a)(17) of the Code.

1.12 "CREDITED SERVICE" means, subject to the provisions of Article III, employment with an Employer as an Eligible Employee on and after the Closing Date.

1.13 "DISABILITY" OR "DISABLED" as applied to any Participant means a physical or mental condition of the Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the Social Security Act and, for Participants covered under a long-term disability insurance plan sponsored by an Employer, the condition constitutes total disability under such plan.

        "DISABILITY" or "DISABLED" does not mean, however, any incapacity which was contracted, suffered, or incurred while the Participant was engaged in, or resulted from the Participant having engaged in, a felonious enterprise, or which resulted from the Participant's habitual drunkenness or addiction to narcotics, a self-inflicted injury, or service in the armed forces of any county.

1.14 "DISQUALIFYING PERIOD OF SEVERANCE" occurs when an Employee who had no vested interest in his Accrued Benefit at the commencement of a Period of Severance incurs a Period of Severance which equals or exceeds the greater of (a) six years, or (b) the Period of Service completed before the Period of Severance plus one year.

1.15 "EARLY RETIREMENT DATE" means the date on which a Participant retires early, pursuant to Section 4.02.

1.16 "EARLY RETIREMENT ELIGIBILITY DATE" means the date on which a Participant first becomes eligible to retire early, which date shall be the first day of the calendar month coincident with or next following the date on which the Participant has both attained age 55 and completed at least 10 years of Vesting Service.

1.17    "EFFECTIVE DATE" means January 1, 2003.

1.18 "ELIGIBLE EMPLOYEE" means any person who is an Employee of the Employer, excluding, however:

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    a.  Any Employee who is a member of a unit of employees covered by a collective bargaining agreement to which the Employer is a party and which does not specifically provide for the coverage of such employees under the Plan;

    b. Any Employee who is a nonresident alien receiving no earned income from sources within the United States or a United States citizen regularly employed by a foreign subsidiary or affiliate of the Employer;

    c. Any Employee who is a leased employee (within the meaning of Section 414(n)(2) of the Code);

    d. Any other Employee in a specified plant, operating unit, or job classification of an Employer as determined by the Board in its sole discretion, provided that any such determination shall not discriminate in favor of Highly Compensated Employees so as to prevent the Plan from qualifying under Section 401(a) of the Code;

    e. Any individual who performs services for an Employer under an agreement or arrangement (which may be written, oral, and/or evidenced by the Employer's payroll practice) with such individual or with any other organization that provides the services of such individual to the Employer, pursuant to which such individual is treated as an independent contractor or is otherwise treated as an individual ineligible for participation in this Plan irrespective of whether he is treated as an employee of an Employer under common-law employment principles or pursuant to the provisions of Section 414(m), 414(n) or 414(o) of the Code; or

    f. Any Employee who is an active participant in any other pension plan maintained by an Employer or Affiliated Employer, unless specifically determined otherwise by the Board with respect to a particular Employee or group of Employees.

1.19 "EMPLOYEE" means any person employed by an Employer or Affiliated Employer including, to the extent permitted by Section 406 of the Code, any United Stated citizen regularly employed by a foreign subsidiary or affiliate of the Employer. The term "Employee" also includes any leased employees of an Employer within the meaning of Section 414(n)(2) of the Code. If, however, such leased employees constitute twenty percent or less of an Employer's non-highly compensated work force (within the meaning of Section 414(n)(5)(C)(ii) of the Code), the term "Employee" shall not include those leased employees covered by a plan described in
        Section 414(n)(5) of the Code.

1.20 "EMPLOYER" means Rexnord Corporation as the Sponsoring Employer, and any Participating Employer, and any successor which shall maintain this Plan.

1.21 "EMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee is first credited with an Hour of Service for an Employer or Affiliated Employer.

1.22 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such

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        provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

1.23    "FIDUCIARY" means any person who:

    a. exercises any discretionary authority or discretionary control in managing the Plan, or exercises any authority or control respecting management or disposition of its assets;

    b. renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan, or has any authority or responsibility to do so; or

    c. has any discretionary authority or discretionary responsibility in the administration of the Plan.

1.24 "FISCAL YEAR" means the accounting period for federal income tax purposes, which is the period of twelve consecutive months commencing on January 1 of each year and ending on the following December 31.

1.25    "HIGHLY COMPENSATED EMPLOYEE" means, effective January 1, 1997:

    a. Any active or former Employee of the Employer or Affiliated Employer who performs service during the determination year and is described in one or more of the following groups:

                (1) an individual employed by the Employer or an Affiliated Employer who is a five percent (5%) owner, as defined in
                        Section 416(i)(l)(B)(i) of the Internal Revenue Code, at any time during the determination year or the look-back year; or

                (2) an individual employed by the Employer or an Affiliated Employer who receives compensation in excess of $90,000 (as may be adjusted under section 415(d) of the Internal Revenue Code) during the look-back year, and was among the top paid 20% of Employees of the Employer or an Affiliated Employer.

    b. The term "determination year" shall mean the Plan Year and the "look-back year" shall mean the calendar year that ends within the determination year or Plan Year.

    c. A Highly Compensated Former Employee includes any Employee of the Employer who separated or was deemed to have separated from service prior to the determination year, performs no service for the Employer during the determination year, and was an active Highly Compensated Employee for either the separation year or any determination year ending on or after his 55th birthday.

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    d.  For purposes of this definition, the term "compensation" shall mean compensation as defined in section 414(q)(4) of the Internal Revenue Code. The determination of who is a Highly Compensated employee shall be made in accordance with section 414(q) of the Internal Revenue Code and the regulations thereunder.

1.26 "HOUR OF SERVICE" means each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or Affiliated Employer.

        The determination of Hours of Service shall be in accordance with the rules set forth in the Department of Labor Regulations 2530.200b-2(b) and (c) which are incorporated herein by this reference.

1.27 "INTEGRATION LEVEL" means, as of a specific determination date, a dollar amount equal to the Social Security Taxable Wage Base for the calendar year containing the determination date multiplied by forty percent (40%). This amount shall be rounded to the nearest multiple of $100.

1.28    "INVESTMENT MANAGER" means any person, firm, or corporation who:

    a. is a registered investment adviser under the Investment Advisers Act of 1940, a bank, or an insurance company;

    b.  has the power to manage, acquire, or dispose of Plan assets; and

    c.  acknowledges in writing a fiduciary responsibility to the Plan.

1.29 "LATE RETIREMENT DATE" means the actual date on which a Participant retires if such date occurs after his Normal Retirement Date.

1.30 "LAYOFF" means an Employee's cessation of active employment as an Employee (identified as layoff by the Employer) due to a reduction in force which (a) is not the result of a plant closing, (b) results in the loss of employment other than for discharge for cause, voluntary departure or retirement, and (c) leaves the Employee (through Employer notification) a reasonable expectation of recall to the same or a similar job.

1.31 "LEAVE OF ABSENCE" means an absence granted in writing by an Employer or Affiliated Employer in accordance with the employer's personnel policies or as required by law, uniformly applied to all employees, including, but not limited to, absences for reasons of health, education, jury duty, or service in the armed forces of the United States.

1.32    "LIMITATION YEAR" means the calendar year.

1.33    "NORMAL RETIREMENT AGE" means the Participant's sixty-fifth birthday.

1.34 "NORMAL RETIREMENT DATE" means the first day of the month coincident with or next following the Participant's attainment of his Normal Retirement Age.

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1.35    "PARTICIPANT" means any Eligible Employee how participates in the Plan in accordance with the provisions of Article II. An Eligible Employee shall cease to be a Participant in the Plan in accordance with the provisions of Section 2.03.

1.36 "PARTICIPATING EMPLOYER" means any Affiliated Employer to whom participation in the Plan has been extended.

1.37 "PERIOD OF SERVICE" or "SERVICE" means, subject to Article III, the aggregate of the following:

    a. The period beginning on the Employee's Employment Commencement Date (or Reemployment Commencement Date) and ending on the Employee's Severance from Service Date.

    b. If an Employee performs an Hour of Service within twelve months of a Severance from Service Date, on account of an event described in
        Section 1.47(a), the period from such Severance from Service Date to such Hour of Service. Notwithstanding the preceding sentence and except as otherwise provided in Section 1.37(c), if an Eligible Employee incurs a Severance from Service Date during a period of absence described in
        Section 1.47(a), the Period of Severance shall be counted as a Period of Service only if the Eligible Employee completes an Hour of Service within twelve months of the first day of such absence.

    c. In the case of an Employee who leaves employment with an Employer or Affiliated Employer to enter service with the armed forces of the United States, the period of such military service, provided the individual resumes employment with an Employer or Affiliated Employer within the period during which is reemployment rights are protected by applicable law.

    d. In the case of an Eligible Employee who becomes Disabled and is covered under a long-term disability plan maintained by the Employer or an Affiliated Employer, and subject to the provisions of Section 4.06, his period of Disability.

1.38 "PERIOD OF SEVERANCE" means the period beginning on the Employee's Severance from Service Date and ending on the Employee's Reemployment Commencement Date.

        A one-year Period of Severance is any period of twelve consecutive months beginning on a Severance from Service Date and any anniversary thereof, provided that the former Employee has not performed an Hour of Service for an Employer or Affiliated Employer at any time during such twelve-month period.

1.39 "PLAN" means the Rexnord Non-Union Pension Plan as set forth herein, and as may be amended from time to time.

1.40 "PLAN YEAR" means the twelve consecutive months beginning on January 1 of each year and ending on the following December 31.

1.41 "PRIOR PLAN" means the Invensys Pension Plan and all amendments thereto, as in effect on the Closing Date.

1.42 "QUALIFIED DOMESTIC RELATIONS ORDER" means a domestic relations order which meets the requirements of Section 414(p) of the Code, as determined by the Retirement Committee.

1.43 "QUALIFIED ELECTION" means a Participant's waiver of the Qualified Joint and Survivor Annuity form of payment. Such waiver must be consented to in writing on the appropriate form provided by the Retirement Committee by the Participant's Spouse. Spousal consents must be made in accordance with the requirements described in Section 4.07(c)(iii).

1.44 "QUALIFIED JOINT AND SURVIVOR ANNUITY" means an annuity for the life of the Participant with a survivor annuity equal to 50% or 100% thereof, as elected by the Participant, for the life of the Participant's Spouse as described in Section 4.07(a)(i).

1.45 "REEMPLOYMENT COMMENCEMENT DATE" means the date on which an Employee is first credited for an Hour of Service with an Employer or Affiliated Employer following a Severance from Service Date.

1.46 "RETIREMENT COMMITTEE" means the Retirement Committee appointed by the Sponsoring Employer as set forth in Section 7.02.

1.47 "SEVERANCE FROM SERVICE DATE" means the date on which occurs the earlier of:

    a. The date on which an Employee ceases to be employed by an Employer or Affiliated Employer because he resigns, retires, is discharged or dies.

    b. The first anniversary of the date on which an Employee remains absent from service (with or without pay) with an Employer or Affiliated Employer for any reason other than resignation, retirement, discharge or death, such as vacation, holiday, illness, maternity or paternity leave, Leave of Absence, or Layoff. Notwithstanding the foregoing, in the event that the Employee fails to return to active employment upon the expiration of a Leave of Absence (or, in the case of military leave, during the period his reemployment rights are protected by applicable law), the Employee's Severance from Service Date shall mean the date on which such absence from service began, unless such failure to return is the result of retirement or death.

    c. The date prior to Normal Retirement Age on which a Participant ceases to be Disabled (if the Participant was earning service while disabled in accordance with the provisions of Section 4.06 of this Plan) and refuses an offer of employment from an Employer or Affiliated Employer.

1.48    "SOCIAL SECURITY RETIREMENT AGE" means:

    a.  For Participants born before January 1, 1938, age 65;

    b. For Participants born on or after January 1, 1938 and before January 1, 1955, age 66; and

    c.  For Participants born on or after January 1, 1955, age 67.

1.49 "SOCIAL SECURITY TAXABLE WAGE BASE" means the amount of wages from which Social Security Taxes are required to be withheld in accordance with the Federal Insurance Contributions Act, or any successor act, which is in effect at the beginning of the Plan Year.

1.50 "SPONSORING EMPLOYER" means Rexnord Corporation or its successor or successors.

1.51 "SPOUSE" means the person, if any, to whom the Participant is lawfully married at the date of his death or at his Benefit Commencement Date, whichever is earlier, provided, however, that a former spouse will be treated as the Participant's Spouse to the extent provided under a Qualified Domestic Relations Order.

1.52 "TRUSTEE" means the Trustee or Trustees appointed by the Sponsoring Employer to administer the Trust Fund in accordance with Article VII.

1.53 "TRUST FUND" means the trust established to hold and invest the assets of the Plan.

1.54 "VESTING SERVICE" means, subject to the provisions of Article III, all Periods of Service with an Employer after the Employer became an Affiliated Employer.

                           ARTICLE II - PARTICIPATION

2.01    PARTICIPATION REQUIREMENTS

        Any individual who is an Employee of the Employer on the Closing Date and who was a Participant in the Prior Plan shall automatically become a Participant in this Plan.

        Any other individual shall become a Participant on the first day of the month coincident with or next following the date on which he is an Eligible Employee and completes a Period of Service of one year; provided, he is then an Eligible Employee. Subject to the provisions of
        Section 3.03, in determining Service for Plan eligibility all nonsuccessive Periods of Service shall be aggregated.

2.02    PARTICIPATION UPON REEMPLOYMENT

    a. If a Participant has a Severance from Service Date and he is subsequently reemployed as an Eligible Employee, he shall resume active participation in the Plan on his Reemployment Commencement Date.

    b. If an Eligible Employee has a Severance from Service Date before he meets the participation requirements of Section 2.01, the Eligible Employee shall become a Participant on the day after the date on which he first meets the participation requirements of Section 2.01, provided he is then an Eligible Employee.

2.03    CESSATION OF PARTICIPATION

        A Participant's participation in the Plan shall continue until the later of:

    a.  The Participant's Severance from Service Date, or

    b. Such times as all nonforfeitable benefits accrued by the Participant shall have been distributed in full accordance with the terms of the Plan (including any distribution of annuity contracts upon termination of the Plan).

        If the nonforfeitable benefits accrued by a Participant on his Severance from Service Date equal zero, such Participant shall be deemed to have been paid pursuant to Section 4.07(d) and he will no longer be a Participant as of his Severance from Service Date.

2.04    TRANSFERRED EMPLOYEES

    a.  Transfers In

        Except as otherwise provided in this Plan, in the event an Employee becomes a Participant under this Plan and has earned credited service under a different defined benefit plan sponsored by an Employer, such Employee's Accrued Benefit shall be equal to the Accrued Benefit determined under Section 1.01 based solely on his Credited

        Service on or after the later of January 1, 2003 or his date of transfer to this Plan plus, if applicable, any accrued benefit transferred from the other defined benefit plan into this Plan.

    b.  Transfer Out

        In the event a Participant ceases to be an Eligible Employee but remains in the employ of an Employer, his Accrued Benefit under this Plan shall be equal to the amount determined under Section 1.01 as of the date he ceases to be an Eligible Employee under this Plan.

2.05    RECLASSIFICATION OF EMPLOYEES

        Notwithstanding anything herein to the contrary, an individual who is not characterized or treated as a common-law employee by a Participating Employer will not be eligible to participate in the Plan. However, in the event that such an individual is reclassified or deemed to be reclassified as a common-law employee, the individual will be eligible to participate in the Plan no earlier than the actual date of such reclassification (if each individual otherwise qualifies as an Employee in the Eligible Class hereunder). If the effective date of any such reclassification is prior to the actual date of such reclassification, in no event will the reclassified individual be eligible to participate in the Plan retroactively to the effective date of such reclassification.

                              ARTICLE III - SERVICE

3.01    VESTING SERVICE

        A Participant's entitlement to benefits under the Plan shall be determined by the Participant's years of Vesting Service.

        Subject to the provisions of Section 3.03, all non-successive periods of Vesting Service shall be aggregated.

        Years of Vesting Service shall be measured in terms of years and fractions of a year, on the basis that twelve months of Service or 365 days of Service equals a whole year of Service, and 30 days of Service equals a whole month of Service with respect to the aggregation of fractional months.

3.02    CREDITED SERVICE

        Years of Credited Service shall be measured in terms of years and fractions of a year, on the basis that twelve months of Service or 365 days of Service equals a whole year of Service, and 30 days of Service equals a whole month of Service with respect to the aggregation of fractional months.

        In the case of an Eligible Employee who becomes Disabled and is covered under a long-term disability plan sponsored by the Employer or an Affiliated Employer, his Credited Service shall include his period of Disability up to the earlier of (i) the date he is no longer Disabled (as determined under the Employer's long-term disability insurance plan), (ii) his date of retirement, or (iii) his Normal Retirement Date.

3.03 PERIOD OF SEVERANCE RULES APPLICABLE TO YEARS OF SERVICE, VESTING SERVICE AND CREDITED SERVICE

        In computing Service for Plan eligibility, years of Vesting Service and years of Credited Service, Period of Service prior to a Period of Severance of one year or more shall be disregarded, if:

    a. The Employee fails to complete a year of Vesting Service following his Reemployment Commencement Date; or

    b.  The Employee incurs a Disqualifying Period of Severance.

3.04    QUALIFIED MILITARY SERVICE

        Effective for reemployments initiated after December 12, 1994, and notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code
        Section 414(u).

                              ARTICLE IV - BENEFITS

4.01    NORMAL RETIREMENT BENEFITS

        A Participant's right to his Accrued Benefit shall become vested upon attainment of his Normal Retirement Age while employed by an Employer or Affiliated Employer.

        Subject to the further provisions of this Article IV, a Participant who retires on or after his Normal Retirement Age but before his Normal Retirement Date shall receive a monthly Normal Retirement Benefit commencing on his Normal Retirement Date. The Normal Retirement Benefit shall be equal to one twelfth (1/12) of the Participant's Accrued Benefit and shall be payable monthly.

        If a Participant continues to be an Employee (or is reemployed as an Employee) after his Normal Retirement Date and the commencement of his benefit payments is delayed (or, in the case of reemployment, suspended) in accordance with the provisions of Section 4.12, the Retirement Committee shall give written notice to such Participant as required under Department of Labor Regulations 2530.203-3(b)(4) no later than the end of the first calendar month or payroll period in which the payment of benefits would have been made if the Participant had not remained in or returned to employment.

4.02    EARLY RETIREMENT BENEFITS

        Upon attainment of his Early Retirement Eligibility Date, a Participant may elect to retire on or after such date and before his Normal Retirement Date, and receive, subject to the further provisions of this
        Article IV, a monthly benefit equal to one twelfth (1/12) of his Accrued Benefit determined as of his Early Retirement Date ("Early Retirement Benefit").

        The Early Retirement Benefit shall be payable to the Participant commencing on his Normal Retirement Date. The Participant may, however, elect on the appropriate form provided by the Retirement Committee to receive payment of his Early Retirement Benefit commencing on the first day of the month coincident with or next following his Early Retirement Date, or on the first day of any calendar month thereafter, but not later than his Normal Retirement Date.

        If the Participant elects to commence receiving benefits before his Normal Retirement Date, the benefit amount shall equal one twelfth (1/12) of his Accrued Benefit reduced by 5/9ths of 1% for each of the first 60 months and 5/18ths of 1% for each additional month by which the Participant's Benefit Commencement Date precedes his Normal Retirement Date.

4.03    LATE RETIREMENT BENEFITS

    a.  Retirements Prior to Age 70 1/2

        Each Participant who continues to be an Employee after attaining his Normal Retirement Date and retires prior to attaining age 70 1/2 shall, subject to the further provisions of this Article IV, be entitled upon actual retirement to receive a monthly benefit equal to one twelfth (1/12) of his Accrued Benefit determined as of his Late Retirement Date ("Late Retirement Benefit").

        The Late Retirement Benefit shall be payable to the Participant commencing on the first day of the month coincident with or next following the Participant's Late Retirement Date.

    b.  Commencement of Benefits While Actively Employed

        i. The Late Retirement Benefit payable to a Participant who attains age 70 1/2 and who continues to be an Employee shall be equal to one twelfth (1/12) of the Participant's Accrued Benefit determined as of the earlier of:

                A.  The Participant's Late Retirement Date, or

                B. The last day of the Plan Year in which the Participant attains age 70 1/2.

        ii.     The Late Retirement Benefit payable monthly under this
                Section 4.03(b) shall commence on the earlier of:

                A. The first day of the month following in which the Participant retires, or

                B. The first day of the month following the last day of the Plan Year in which the Participant attains age 70 1/2.

        iii. The monthly benefit of a Participant who has begun receiving benefits and who continues to be an Employee after his attainment of age 70 1/2 shall be adjusted, effective on the January 1 following the Plan Year in which the Participant's benefit commenced and on each succeeding January 1 prior to the Participant's Late Retirement Date, to reflect the effect of changes in the Participant's Accrued Benefit since the previous January 1. The final adjustment shall be made as of the Participant's Late Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of any benefit payments already made with respect to the Participant. In no event, however, will the benefit payable to the Participant be reduced as a result of this paragraph.

                Furthermore, the operation of this paragraph will not affect the form of benefit payment previously elected by the Participant.

4.04    TERMINATION OF EMPLOYMENT BEFORE RETIREMENT

        If a Participant ceases to be an Employee for reasons other than death, Disability, or retirement after attaining his Early Retirement Date or Normal Retirement Age, the Participant shall be entitled to receive his vested Accrued Benefit, if any, determined as of the Participant's Severance from Service Date. The vested Accrued Benefit of a Participant who completes an Hour of Service on or after the Closing Date shall be a percentage of his Accrued Benefit determined on the basis of the Participant's number of full years of Vesting Service according to the following schedule:

               Years of Vesting Service         Vesting Percentage
               ------------------------         ------------------
                  Less than 5 years                     0%
                   5 years or more                     100%

        One twelfth (1/12) of the Participant's vested Accrued Benefit shall be payable to him monthly commencing on his Normal Retirement Date. If, however, the Participant has completed at least 10 years of Vesting Service, he may elect, on the appropriate form provided by the Retirement Committee, to receive one twelfth (1/12) of his vested Accrued Benefit payable monthly commencing on the first day of any month coincident with or next following the later of his 55th birthday or separation from service, but not later than his Normal Retirement Date. If the Participant elects to commence receiving benefits before his Normal Retirement Date, the benefit amount shall equal one twelfth (1/12) of the Participant's vested Accrued Benefit reduced in accordance with the provisions of Section 4.02 including, if applicable, provisions pertaining to the use of reduction factors from the Prior Plans whenever appropriate.

        Any Participant who has not completed 10 years of Vesting Service but completes the years of service required as a condition of his attaining his Early Retirement Eligibility Date, as described in Section 1.16 of this Plan, may also elect, on the appropriate form provided by the Retirement Committee, to receive one twelfth (1/12) of his vested Accrued Benefit commencing on the first day of any month coincident with or next following the later of his attaining the corresponding age condition applicable to the Participant under the definition of "Early Retirement Eligibility Date" under section 1.16 of this Plan or separation from service, but not later than his Normal Retirement Date. If the Participant elects to commence receiving benefits before his Normal Retirement Date, the benefit amount shall equal one twelfth (1/12) of the Participant's vested Accrued Benefit reduced in accordance with the provisions of Section 4.02.

4.05    PRE-RETIREMENT SURVIVING SPOUSE ANNUITY

    a. If a Participant who is vested in his Accrued Benefit dies before his Benefit Commencement Date, his surviving Spouse, if any, to whom the Participant has been married for at least one year prior to the time of his death, will receive a Pre-Retirement Surviving Spouse Annuity (as described in paragraph (b) below).

    b. The term "Pre-Retirement Surviving Spouse Annuity" means a monthly benefit, beginning on the Starting Date (as defined in paragraph (c) below) and ending with a payment made on the first day of the month in which the Spouse's death occurs, in an amount equal to the monthly benefit that would have been payable to the surviving Spouse if the Participant had separated from service at the earlier of his actual termination of employment or date of death, had survived until the Starting Date and had begun to receive benefits in the form of a Qualified Joint and Survivor Annuity.

    c. The term "Starting Date" means the day that would have been the Participant's Normal Retirement Date, or in the case of the surviving Spouse of the Participant who had at least 10 Years of Vesting Service (or has satisfied the service requirement under the terms of Section 1.16 applicable to such Participant) and if the surviving Spouse so elects, the first day of any earlier month following the later of the day the Participant dies or the day he would have attained age 55 (or has satisfied the age requirement under the terms of Section 1.16 applicable to the Participant); provided that the Starting Date with respect to a Participant who dies after his Normal Retirement Date and before his Benefit Commencement Date shall be the first day of the month following his death.

4.06    DISABILITY BENEFITS

        In the event a Participant becomes Disabled while an Eligible Employee and such Participant is not covered under a long-term disability plan maintained by the Employer or an Affiliated Employer, the Participant shall be eligible to receive a "Disability Benefit", regardless of his number of years of Vesting Service as his Severance from Service Date. The Disability Benefit shall commence on the later of (i) the first day of the month following six months of Disability and (ii) the date of the Social Security entitlement provided the Employee has applied for a Disability Benefit under the Plan. A claim for Disability Benefits under this Plan will not be honored unless all applications and eligibility conditions have been satisfied within two years from the last day on which the Employee was active at work with an Employer. The Disability Benefit shall be equal to one twelfth (1/12) of the Participant's unreduced Accrued Benefit based on his Average Annual Compensation and Credited Service as of his Severance from Service Date.

        If a Participant becomes Disabled while covered under a long-term disability plan maintained by the Employer or an Affiliated Employer, such Participant shall not be entitled to receive Disability Benefits under this Plan but shall be credited with Credited Service and Vesting Service for as long as the Participant remains Disabled (or, if sooner, age 65) and shall be treated as an active Participant during such period for purposes of Section 4.05 of this Plan. Such Participant's Average Annual Compensation at the end of such period of Disability shall be equal to the Participant's Average Annual Compensation determined at the commencement of the Disability. If upon ceasing to be Disabled (as determined under the Social Security Act or the Employer's long-term disability plan) prior to the earlier of his Early Retirement Eligibility Date or Normal Retirement Date, such Participant refuses an offer of employment from an Employer or Affiliated Employer, his Severance from Service Date shall be the date his Disability began and he shall be entitled to receive only such benefits, if any, to which he would have been entitled under Article IV at the time of such Severance from Service Date. If, upon ceasing to be Disabled (as determined under the Social Security Act or the Employer's long-term disability plan) prior to the earlier of his Early Retirement Eligibility Date or Normal Retirement Date, such Participant is not offered work by an Employer or Affiliated Employer, his period of Disability shall be taken into account in determining his Vesting Service and Credited Service, and he shall be deemed to have commenced a period of Layoff for purposes of the Plan on the date his Disability ends. However, if such Participant is subsequently offered employment by an Employer or Affiliated Employer which he refuses, his Layoff period shall terminate immediately upon such refusal (or within 10 days of the job offer) for purposes of determining the Participant's Severance from Service Date.

4.07    PAYMENT OF RETIREMENT BENEFITS

    a.  NORMAL FORM OF PAYMENT

        i. FOR PARTICIPANTS WITH A SPOUSE. If a Participant has a Spouse on his Benefit Commencement Date, benefits shall be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant has filed with the Retirement Committee a written election, on the appropriate form provided by the Retirement Committee, to receive benefits in an optional form of payment provided by the Plan. Any election by a Participant not to receive benefits in a Qualified Joint and Survivor Annuity form of payment must be a Qualified Election pursuant to paragraph
                (c)(iii) below. A Qualified Election shall become effective upon receipt of the completed form by the Retirement Committee.

                A QUALIFIED JOINT AND SURVIVOR ANNUITY provides a reduced amount of monthly income for the life of the Participant, and in the event of his death, an amount of monthly income equal to 50% or 100% thereof, as elected by the Participant, for the life of the Participant's surviving Spouse. The Qualified Joint and Survivor Annuity is the Actuarial Equivalent of the benefit amount which would otherwise be payable as a Single Life Annuity. If the Participant fails to make an election, such Participant shall be deemed to have elected a 50% survivor's annuity.

        ii. FOR PARTICIPANTS WITHOUT A SPOUSE. If a Participant does not have a Spouse on his Benefit Commencement Date, benefits shall be paid in the form of a Single Life Annuity, unless the Participant has filed with the Retirement Committee a written election to receive benefits in an optional form of payment provided by the Plan.

                A SINGLE LIFE ANNUITY provides an amount of monthly income for the life of the Participant.

    b.  OPTIONAL FORMS OF PAYMENT

        A Participant may elect in writing on the appropriate form provided by the Retirement Committee (and subject to the Qualified Election requirements if the Participant has a Spouse) to receive benefit payments under one of the optional forms of payment described below. The benefit amount determined under an optional form of payment shall be the Actuarial Equivalent of the benefit amount which would otherwise be payable as a Single Life Annuity.

        i. A SINGLE LIFE ANNUITY which provides an amount of monthly income for the life of the Participant.

        ii. A CONTINGENT ANNUITY which provides a reduced amount of monthly income for the life of the Participant, and, in the event of the Participant's death, an amount of monthly income equal to 50% or 100% thereof, as elected by the Participant, for the life of his Beneficiary.

        iii. A CERTAIN AND CONTINUOUS ANNUITY which provides a reduced amount of monthly income for the life of the Participant, with the provision that no less than a total of 60 or 120 monthly payments (as elected by the Participant) shall be made in any event to him; and, in the event of his death prior to completion of the guaranteed number of payments, the remaining payments shall be made to such Beneficiary as the Participant shall have designated.

                If the Beneficiary survives the Participant but dies before having received the entire benefit to which such Beneficiary is entitled, the remainder of such benefit payments shall be paid to the person or persons designated by such Beneficiary, or, if no such designation was made or if such designation shall have lapsed or failed for any reason, to the estate of the Participant's Beneficiary.

                If there is no Beneficiary surviving at the time of the Participant's death and the Participant dies before having received the guaranteed number of monthly payments, the remainder of the benefit payments to which the Participant is entitled shall be paid to the estate of the Participant.

    c.  ELECTION TO BENEFITS

        i. NOTICE OF PAYEES. The Retirement Committee shall furnish the individual with a general notice of distribution at least 30 days prior to the date that payments commence. The notice shall be in writing, shall be given to the Participant in person or by mail, and shall set forth an explanation of:

                A. The Participant has at least 30 days after receipt of the notice to make his election.

                B. The terms and conditions of the Qualified Joint and Survivor Annuity;

                C. The Participant's right to elect, and the effect of electing, to waive the Qualified Joint and Survivor Annuity;

                D.  The rights of the Participant's Spouse;

                E. The right to revoke, and the effect of revoking, an election to waive the Qualified Joint and Survivor Annuity;

                F. The eligibility conditions and material features of the optional forms of payment available under the Plan; and

                G. Such other information as may be required under applicable regulations.

        ii. WAIVER OF QUALIFIED JOINT AND SURVIVOR ANNUITY. A Participant may revoke an election to waive a Qualified Joint and Survivor Annuity and elect again to waive a Qualified Joint and Survivor Annuity at any time and any number of times before the later of the date benefits actually commence or 30 days after receiving the notice described in paragraph (i) above by filing the appropriate election form with the Retirement Committee. Revocation of a prior waiver may be made by a Participant, in writing, without consent of the Spouse. The Participant may elect (with appropriate spousal consent) to waive the 30 day requirement provided that benefits actually commence more than 7 days after the notice is provided.

        iii.    QUALIFIED ELECTION.

                A. A Participant may designate a Beneficiary while the Spouse is living only with the written consent of the Spouse, except if the Spouse is named as Beneficiary under a Contingent Annuity. If a Participant has a Spouse on his Benefit Commencement Date, the Participant may waive a Qualified Joint and Survivor Annuity only with the written consent of the Spouse.

                B. A spousal consent is effective when received by the Retirement Committee and must:

                    1. Be in writing on a form provided by the Retirement Committee;

                    2. Specify the Beneficiary, including any contingent Beneficiaries, which may not be changed without spousal consent;

                    3. Specify the form of benefit payment elected by the Participant in lieu of the Qualified Joint and Survivor Annuity;

                    4.  Acknowledge the effect of such consent; and

                    5.  Be witnessed by a notary public or Plan representative.

                    Any such consent will be valid only with respect to the Spouse who signs the consent. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the Retirement Committee that there is no Spouse, the Spouse cannot be located, or the Participant can show by the court order that he is legally separated or has been abandoned by the Spouse within the meaning of local law, or if otherwise permitted under applicable regulations.

                C. A spousal consent to a Participant's designation of his estate or a trust as his Beneficiary shall be effective only if the Spouse expressly waives the right to approve any further Beneficiary designations by the Participant. Such general consent must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary and that the Spouse voluntarily elects to relinquish such right.

                D. If the Spouse is legally incompetent to give consent, the Spouse's legal guardian, who may be the Participant, may consent to the waiver of the Qualified Joint and Survivor Annuity.

                E. An election to waive a Qualified Joint and Survivor Annuity, and any required spousal consent thereto, shall be valid only if it is made no earlier than 90 days before the Participant's Benefit Commencement Date.

        iv. DESIGNATION OF BENEFICIARY. A Participant shall have the right to designate a Beneficiary, and may, in addition, name a contingent Beneficiary to receive any benefits provided by the Plan after the death of the Participant in accordance with the provisions of Section 4.07(b). Such designation of a Beneficiary or contingent Beneficiary shall not be effective for any purpose unless and until it has been filed on an appropriate form by the Participant with the Retirement Committee; provided that such designation shall take effect prospectively only and without prejudice to any payor or payee on account of any payments made before receipt of the appropriate form by the Retirement Committee.

                Notwithstanding the above, the following provisions shall apply:

                A. A Participant's Beneficiary shall be his surviving Spouse, if the Participant has a surviving Spouse, unless the Participant has designated another Beneficiary pursuant to the Qualified Election requirements of paragraph (iii) above.

                B. A Participant may change his Beneficiary any number of times before his Benefit Commencement Date in the case of an election of a Contingent Annuity or a Certain and Continuous Annuity, subject to the Qualified Election requirements described in paragraph (iii) above.

                C. A Participant may change his Beneficiary after his Benefit Commencement Date in the case of an election of a Certain and Continuous Annuity only in the event the named Beneficiary dies, subject to the Qualified Election requirements described in paragraph (iii) above.

        v. RESTRICTION ON PAYMENT OPTIONS. An election of an optional form of payment shall not be effective unless the form of payment elected complies with the requirements of Section 401(a)(9) of the Code, and the regulations issued thereunder, the provisions of which are incorporated herein by reference.

        vi. TIMING FOR CHANGE OF PAYMENT OPTION. A Participant may change his election of a form of payment any number of times before the later of his Benefit Commencement Date or the 30-day period following receipt of the notice described in paragraph (i) above, by filing the appropriate form with the Retirement Committee. If the Participant has a Spouse, the election of a new form of payment, other than election of a Contingent Annuity (as described in paragraph (b)(ii) above) naming the Spouse as Beneficiary, shall be subject to the Qualified Election requirements of paragraph (iii) above.

    d.  PAYMENT OF SMALL AMOUNTS

        Notwithstanding any provision to the contrary in this Article IV, if the Actuarial Equivalent value of a Participant's nonforfeitable Accrued Benefit does not exceed $5,000 on the Benefit Commencement Date, such amount shall be distributed to the Participant in a single lump-sum cash payment, subject to the provisions of Section 4.16. If the Actuarial Equivalent value of the Pre-Retirement Surviving Spouse Annuity payable to a Participant's Spouse under Section 4.05 does not exceed $5,000 on the Benefit Commencement Date, such amount shall be distributed to the Spouse in a single lump-sum cash payment, subject to the provisions of
        Section 4.14. Payment of such small amounts shall be in final satisfaction of any rights with respect to a Participant's benefits under the Plan. No distribution shall be made under this paragraph (d) with respect to an annuity for which payments have begun.

        Distribution shall be made as soon as practicable after the Participant's Severance from Service Date or the date the Participant's death is reported to the Retirement Committee.

        `If the Actuarial Equivalent value of the vested portion of a Participant's Accrued Benefit is zero, the Participant shall be deemed to have received a single-sum distribution of the vested portion of his Accrued Benefit on his Severance from Service Date and the nonvested portion of his Accrued Benefit shall thereupon be forfeited. If such Participant has not incurred a Disqualifying Period of Severance before his Reemployment Commencement Date, the nonvested portion of the Accrued Benefit forfeited pursuant to this paragraph (d) shall be restored.

4.08    TIMING OF DISTRIBUTIONS

    a. Except as provided in paragraph (b) below, distribution of a Participant's Plan benefits shall be made no later than the 60th day after the close of the Plan Year following the later of the
        Participant's:

        i.      Normal Retirement Date;

        ii.     10th anniversary of Plan participation; or

        iii.    Separation from service with all Employers and Affiliated
                Employers;

        provided, however, that payments shall not begin prior to the date on which the Participant applies for retirement on forms provided by the Retirement Committee.

    b. If the amount of benefit cannot be determined by the date distribution is required to begin, payment will begin no later than 60 days after the date the amount of benefit can be determined, and shall include payments retroactive to the required beginning date.

    c. Notwithstanding any provision of the Plan to the contrary, all distributions under the Plan shall comply with requirements of
        Section 401(a)(9) of the Code.

4.09    DISTRIBUTION FOR MINOR OR INCOMPETENT PAYEE

        In the event a distribution is to be made to a minor or other legally incompetent person, the Retirement Committee may in its discretion direct that such distribution be made (a) directly to such individual, or (b) to the parent or other legal guardian, committee, or conservator of such individual, or to a custodian for a minor Beneficiary under the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, or any such other applicable state law then in effect. Payment to any such individual shall fully discharge the Retirement Committee, Trustee, Employer, Plan and any person or entity making such payment pursuant to the direction of the Retirement Committee from further liability on account thereof.

        Without in any manner limiting the provisions of this Section 4.09, in the event that any amount is payable hereunder to a minor or any other legally incompetent person, the Retirement Committee may in its discretion utilize the procedures described in Section 4.10.

4.10    DOUBT AS TO RIGHT OF PAYMENT

        If any doubt exists as to the right of any person to any payment hereunder or the amount or time of such payment (including, without limitation, any case of doubt as to identity or legal competence, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim form other persons may exist by reason of community property or similar laws), the

        Retirement Committee, in its discretion, may direct the Trustee to hold such sum until such right or amount or time is determined or until order of a court of competent jurisdiction (in which case distribution will begin pursuant to Section 4.10(c)), or pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to the Retirement Committee).

4.11    PROOF OF DEATH

        The Retirement Committee may, as a condition precedent to making payment to any Beneficiary, require that a death certificate, burial certificate, or other evidence of death acceptable to it be furnished.

4.12    SUSPENSION OF BENEFITS

    a.  CONDITIONS FOR SUSPENSION

        If any Participant is reemployed by an Employer or Affiliated Employer on or after his Benefit Commencement Date and before age 70 1/2, or if any Participant continues in employment with an Employer or Affiliated Employer after his Normal Retirement Date, any benefit payments under the Plan which have begun shall cease if the Participant receives payment for any Hours of Service performed on each of 8 or more days (or separate work shifts) in the calendar month or in the four or five-week payroll period ending in the calendar month.

    b.  REDETERMINATION AND FORM OF BENEFITS

        Upon the subsequent termination of employment of a Participant who was eligible to begin receiving payments under the Plan on his prior Severance from Service Date (whether or not such benefit payments had actually commenced), the Participant's Accrued Benefit shall be redetermined in accordance with the provisions of this Plan applicable to him as of his subsequent Severance from Service Date, as if no prior benefit payments had been made, and his Accrued Benefit as so redetermined shall then be reduced by (i) the Actuarial Equivalent of the benefit payments, if any, previously made to such Participant prior to his Normal Retirement Date or (ii) in case of a lump-sum payment, the Actuarial Equivalent of the payment other than the portion of the payment attributable to the period (if any) after Normal Retirement Date and before Reemployment Commencement Date. The form of payment of any Accrued Benefit to which he may thereafter become entitled shall be determined in accordance with the provisions of this Article IV without regard to the form in which his Accrued Benefit had previously been paid, except provided in paragraph (c) below.

        The Participant's Accrued Benefit as so determined shall not be less than his Accrued Benefit prior to the suspension of payments.

    c.  RESUMPTION OF BENEFITS

        In the case of a Participant who was receiving benefit payments prior to his reemployment, payment of such benefits shall resume no later than the first day of the third calendar month following the month in which the Participant ceases to satisfy the conditions for suspension described in paragraph (a) above. If the period of suspension is less than three months, the Participant's benefits shall continue to be paid in the same form of payment as before suspension.

    d.  REQUIRED DISTRIBUTION OF BENEFITS

        Benefits payable under the Plan to a Participant who is in the employ of an Employer or Affiliated Employer on or after the date the Participant attains age 70 1/2 shall begin to be paid or shall continue to be paid, whichever is applicable, in accordance with the provisions of
        Section 4.03.

4.13    BENEFITS PAYABLE ONLY FROM TRUST FUND

        All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund, and neither any Employer nor its shareholders, directors, employees, or any member of the Retirement Committee shall have any liability or responsibility therefor. Except as otherwise provided by law, no Employer assumes any obligations under this Plan except those specifically stated in the Plan.

4.14    DIRECT ROLLOVER DISTRIBUTIONS

        Any other provisions of the plan notwithstanding, upon becoming entitled to receive an "eligible rollover distribution," a "distributee" may elect to have the distribution paid in a "direct rollover" to the plan that is specified, in writing, to the Retirement Committee to be an "eligible retirement plan." Such a direct rollover is not subject to the 20% income tax withholding that would otherwise be required with respect to any eligible rollover distribution.

        The term "eligible retirement plan" includes individual retirement accounts described in Section 408(a) of the Code, individual retirement annuities (other than endowment contracts) described in Section 408(b) of the Code, qualified trusts described in Section 401(a) of the Code, and annuity plans described in Section 403(a) of the Code, that accepts the eligible rollover distribution; provided, however, that with respect to distributions made prior to January 1, 2002 to the surviving spouse of a Participant, the term "eligible retirement plan" includes only individual retirement accounts described in Section 408(a) of the Code, and individual retirement annuities (other than endowment contracts) described in Section 408(b) of the Code. For distributions made after December 31, 2001, the term "eligible retirement plan" shall also include an annuity contract described in Section 403(b) of the Code, and an eligible plan described in Section 457(b) of the Code which is maintained by an eligible employer described in

        Section 457(e)(1)(A) of the Code, which agrees to separately account for amounts transferred into such plan from this Plan.

        An "eligible rollover distribution" is any distribution of all or any portion of the benefit payable to the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and for distributions made prior to January 1, 2002, any portion of any distribution that is not includible in gross income.

        A "distributee" includes an Employee or former Employee; in addition, the Employee's or former Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the Alternate Payee under a Qualified Domestic Relations Order are distributees with regard to the interest of the Spouse or former Spouse. A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

        A distributee is permitted to elect to have a portion of an eligible rollover distribution paid to an eligible retirement plan in direct rollover and to have the remainder paid to the distributee provided that the direct rollover amount totals $500 or more. Distributees are not permitted to elect rollover treatment with respect to eligible rollover distributions that are less than $200.

        The Retirement Committee will provide the distributee, pursuant to
        Section 402(f) of the Code, with a written explanation explaining the rules under which such distributee may have the eligible rollover distribution paid in a direct rollover to an eligible retirement plan, the tax withholding rules for direct rollovers and the 60-day rollover option, and, if applicable, certain rules regarding the taxation of the distribution. This notice will be provided to each distributee within a reasonable period of time before receiving an eligible rollover distribution.

4.18    ACCRUED BENEFIT REDUCED BY PREVIOUS LUMP-SUM DISTRIBUTION

        The Accrued Benefit of any Participant who returns to employment after receiving a lump-sum distribution under Section 4.07 of the Plan shall be determined based on his total Credited Service (which term shall include, solely for purposes of this Section 4.18, credited service prior to January 1, 2003) reduced by the accrued benefit attributable to such lump sum previously distributed; provided, however, that the Accrued Benefit shall not be reduced below the benefit that the Participant would have received if his prior Credited Service (including service prior to January 1, 2003, if applicable) had been disregarded on reemployment and there had been no such offset.

        In no event shall such Participants be entitled to restore to the Plan any amounts previously distributed by repayment of such amounts to the Plan or by any other method.

                     ARTICLE V - MAXIMUM BENEFIT LIMITATIONS

5.01    MAXIMUM ANNUAL BENEFIT

    a.  Solely for purposes of this Article V:

        i. "AFFILIATE" shall have the meaning of Affiliated Employer as set forth in Section 1.04, but modified as provided in Section 415(h) of the Code.

        ii.     "ANNUAL ADDITION" means the sum of any Limitation Year of:

                A. employer contributions to a plan (or portion thereof) subject to Section 415(c) of the Code maintained by an Employer or Affiliate,

                B. forfeitures under all such plans (or portion thereof), if any, credited to employee accounts,

                C. the amount of an employee's own contributions under all such plans (or portion thereof), and

                D. amounts described in Section 419A(d)(2) of the Code (relating to post-retirement medical benefits of key employees) or allocated to a pension plan individual medical account described in Section 415(1) of the Code to the extent includable for purposes of Section 415(c)(2) of the Code.

                The employee contributions described in clause (C) above shall not include any rollover contributions, any repayments of loans, or any prior distributions repaid to a plan upon the exercise of buy-back rights.

                Employer and employee contributions taken into account as Annual Additions shall include "excess contributions" as defined in
                Section 401(k)(8)(B) of the Code, "excess aggregate contributions" as defined in Section 401(m)(60(B) of the Code and "excess deferrals" as described in Section 402(g) of the Code, regardless of whether such amounts are distributed or forfeited, unless such amounts constitute excess deferrals that were distributed to the Participant no later than the first April 15 following the close of the taxable year of the Participant in which such deferral was made.

                The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as Annual Additions.

        iii. "DOLLAR LIMIT" means $90,000. For Limitation Years beginning after December 31, 2001, the Dollar Limit means $160,000 for any Participant who is credited with an Hour of Service on or after the first Limitation Year beginning after December 31, 2001. The above Dollar Limit shall be adjusted from time to time (prior to a Participant's Benefit Commencement Date) to reflect increases in the cost of living pursuant to applicable regulations). The adjustment to the Dollar Limit required pursuant to the above for any year shall be the cost-of-living adjustment that is effective as of the January 1 that occurs in such year. No such adjustment shall be taken into account before the year for which such adjustment first takes effect.

        iv. "EARNINGS" for any year means total compensation actually paid or made available by all Employers and Affiliates, or predecessors of any of them, for such year (without regard to whether or not an amount is paid in cash), including (A) income from sources without the United States whether or not excludable for Federal income tax purposes, (B) amounts paid or reimbursed for moving expenses to the extent not deductible by the Participant for Federal income tax purposes, (C) amounts related to the value of property transferred in connection with performance of services which are includable for Federal income tax purposes in the year of transfer under Section 83(b) of the Code, and (D) taxable income attributable to employer-provided life insurance.

                Earnings shall not include deferred compensation (other than payments under an unfunded plan that are currently includable in income), income realized in respect of stock options or other distributions which receive special tax benefits. Where applicable, Earnings shall include self-employment income from a sole proprietorship or partnership which constitutes "earned income" within the meaning of Section 401(c)(2) of the Code (without regard to any exclusion under Section 911 of the Code). Effective January 1, 1998, "Earnings" shall include any elective deferrals under Code Section 402(g)(3), and any amount which is contributed or deferred by the Employer at the election of the Participant and is not includable in gross income by reason of Code Sections 125, 403(b) and 457, and effective January 1, 2001, shall include any amount which is contributed or deferred by the Employer at the election of the Participant and is not includible in gross income by reason of Code Section 132(f)(4).

        v. "PERCENTAGE LIMIT" means 100% of the Participant's average annual Earnings for the three consecutive calendar years (or, if the Participant's period of employment is less than three years, for his entire period of employment) as a Participant during which Earnings were highest (as adjusted form time to time to reflect increases in the cost of living pursuant to applicable regulations). The adjustment for any year shall be the cost-of-living adjustment that if effective as of the January 1 that occurs in such year. No such adjustment shall be taken into account before the year for which such adjustment is made.

    b. The actual or projected annual amount of Accrued Benefit of a Participant, payable as a qualified joint and survivor annuity (as defined in Section 417(b) of the Code) or an annuity for life only, shall not exceed the lesser of the Dollar Limit or the Percentage Limit; provided, however, that the Percentage Limit shall not apply to a Participant's benefit if the annual amount of such benefit does not exceed $10,000, and the Participant has not at any time participated in a defined contribution plan maintained by an Employer or Affiliate.

    c. If the benefit payable to a Participant is in any form other than a qualified joint and survivor annuity (as defined in Section 417(b) of the Code) or an annuity for life only, the annual amount of Accrued Benefit payable to the Participant shall not exceed the lesser of the Actuarial Equivalent of an annuity for life only which does not exceed the lesser of the Dollar Limit or the Percentage Limit. In making such actuarial adjustment, no adjustment shall be made for any ancillary benefit provided under the Plan which is not directly related to retirement benefits, including, without limitation, disability benefits, medical benefits and pre-retirement death benefits (including any such death benefit coverage described in Section 4.05). Effective January 1, 1998, for purposes of this subsection (c), Actuarial Equivalent will be determined using the assumptions set forth in Section 1.03(b).

    d. If payment of the Participant's Plan benefits commences before his Social Security Retirement Age but on or after the date he attains age 62, the Dollar Limit shall be reduced: (i) if the Participant's Social Security Retirement Age is 65, by 5/9ths of 1% for each month by which the commencement of payment of his benefits precedes the month in which he attains age 65; or (ii) if the Participant's Social Security Age is 66 or 67, by 5/9ths of 1% for each of the first 36 months and 5/12ths of 1% for each additional month by which the commencement of payment of his benefits precedes the month in which he attains his Social Security Retirement Age. For Limitation terms beginning after December 31, 2001, the provisions of this subsection (d) shall no longer apply.

    e. If payment of a Participant's Plan benefits commences before age 62, the Dollar Limit shall be reduced in accordance with applicable regulations, so that it is the Actuarial Equivalent of the Dollar Limit as applied to a benefit beginning at age 62. For purposes of this paragraph, Actuarial Equivalent shall be determined using the assumptions set forth in
        Section 1.02, or an interest rate of 5% and the mortality table referenced in Code Section 417(e)(3), whichever produces the greater reduction in the Dollar Limit. Any decrease in the Dollar Limit determined in accordance with this paragraph shall not reflect a mortality decrement if benefits are not forfeited upon the death of the Participant. If any benefits are forfeited upon death, the full mortality decrement is taken into account.

    f. If the payment of benefits to a Participant commences after his age 65, the Dollar Limit shall be increased in accordance with applicable regulations so that it is the Actuarial Equivalent of the Dollar Limit as applied to a benefit beginning at his age 65. The probability of the Participant dying after age 65 and before the age at which the payment of benefits would commence shall not be taken into account in increasing the Dollar Limit under this paragraph (f). For purposes of this paragraph, Actuarial Equivalent shall be determined using the assumptions specified in Section 1.02, or an interest rate of 5% and the mortality table referenced in Code Section 417(e)(3), whichever produces the smaller increase in the Dollar Limit.

    g. If the Participant has completed fewer than ten years of participation in the Plan, within the meaning of Section 415(b)(5)(A)(i) of the Code, the Dollar Limit shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of participation in the Plan or parts thereof and the denominator of which is 10.

    h. If the Participant has completed fewer than ten years of Vesting Service, the Percentage Limit and the $10,000 limit described in paragraph (b) above shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Participant's number of years of Vesting Service or parts thereof and the denominator of which is 10. Solely for purposes of this paragraph (h) and paragraph (k) below, service with an Affiliate that is not an Affiliated Employer shall be deemed to be Vesting Service.

    i. In no event shall the provisions of paragraphs (g) or (h) above reduce the Dollar Limit, Percentage Limit or $10,000 limit described in paragraph (b) above to an amount less than one-tenth of such limit, determined without regard to the provisions of Sections 5.01(g)(h).

    j. The benefits payable under this Plan, as limited by this Article V, shall be subject to further limitation in order that the amount of employer-provided benefits payable under all defined benefits plans maintained by all Employers and Affiliates shall not, in the aggregate, exceed the benefit limitations described in Section 415 of the Code. If a reduction in the benefits under such defined benefit plans in the aggregate is thus required, such reduction shall be applied in the reverse order in which benefits under such plans would otherwise accrue except as any such other plan may otherwise expressly provide, provided that benefits under any multi-employer pension plan shall be reduced last.

    k. If a Participant participates or participated in one or more defined contribution plans maintained by an Employer or Affiliate (including any plan so considered as a result of any employee contributions to a defined benefit plan, or otherwise subject to Section 415(c) of the
        Code), the sum of the defined benefit plan fraction and the defined contribution plan fraction as of the close of any year shall not exceed 1.0.

        For any year, the defined benefit plan fraction is a fraction, the numerator of which is the projected annual benefit within the meaning of
        Section 415(e)(2)(A) of the Code (disregarding benefits derived from employee contributions) determined as of the close of the year of the Participant under all benefit plans maintained by any Employer or Affiliate and the denominator of which is the lesser of the following amounts determined as of the close of the year.

        i.      125 percent of the Dollar Limit, or

        ii.     140 percentage of the Percentage Limit.

        For purposes of computing the denominator of the defined plan fraction,
        (i) the Dollar Limit and the Percentage Limit shall be determined as if years of Vesting Service for purposes of paragraph (h) above included future years before the Participant will attain age 65, provided that the year in which the Participant will attain age 65 shall not count as a future year unless it can be reasonably anticipated that the Participant will receive a year of Vesting Service for such year and
        (ii) the Dollar Limit shall be determined as if all years of Vesting Service (determined after application of clause (i) above) were years of participation (and fractions thereof) solely for purposes of paragraph
        (g) above.

        For any year, the defined contribution plan fraction is a fraction, the numerator of which is the sum of the Annual Additions to the Participant's account(s) under all plans maintained by an Employer or Affiliate in such year and in all prior years, and the denominator of which is the sum of the lesser of the following amounts, determined for such year and for each prior year of service with an Employer or Affiliate as if the Participant were covered by a defined contribution plan maintained by such Employer or Affiliate for all such years, but were not covered by any defined benefit plan for any such year:

                A. 125 percent of the maximum dollar limitation applicable to defined contribution plan allocations for such year as provided in Section 415(c)(1)(A) of the Code determined without regard to Section (c)(6), or

                B.  35 percent of the Participant's Earnings for such year.

        If the sum of a Participant's defined benefit plan fraction and defined contribution plan fraction determined as of December 31, 1986 would have exceeded 1.0 had the provisions of this Article V as in effect after December 31, 1986 been used to compute such sum, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) so that the sum of the defined contribution plan fraction and defined benefit plan fraction as of the first day of the Limitation Year beginning in 1987 does not exceed 1.0. Such amount shall be equal to the product of:

        i. the sum of the defined contribution plan fraction plus the defined benefit plan fraction as of the determination date minus one, times

        ii. the denominator of the defined contribution plan fraction as of the determination date.

        Any adjustment necessary to comply with the limitation of this paragraph
        (k) shall be made in the Participant's Accrued Benefit payable under this Plan, provided, however, that under no circumstances may the Accrued Benefit under this Plan decrease as a result of a plan amendment to change the combined plan limits. Effective for Limitation Years beginning on or after January 1, 2000, the provisions of this subsection
        (k) shall no longer apply.

    l. The purpose of this Article V is to comply with Section 415 of the Code, and all provisions of this Article V shall be construed and administered consistently with said Section. The provisions of this Article V shall apply to Plan Years beginning on or after January 1, 1987 and shall apply notwithstanding any contrary provision of this Plan.

    m. Any benefits provided under any multi-employer plan to which an Employer or Affiliate is a party shall be taken into account under this Article V only to the extent that the benefits provided under such plan exceed the benefits that would have been provided under such plan if the Participant had no service with an Employer or any Affiliate.

    n. All determinations under this Article shall be made by reference to the Limitation Year.

    o. If a Participant's accrued benefit under a defined benefit plan maintained by an Employer or Affiliate on May 6, 1986, determined as if the Participant had terminated employment as of the close of 1986 and expressed in the form of a qualified joint and survivor annuity (as defined in Section 417(b) of the Code) or an annuity for life only, as of January 1, 1987, exceeds the limitation of paragraphs (b) to (k) above, then the Dollar Limit with respect to such Participant shall be equal to his accrued benefit determined as described in this
        Section 5.01(o). The Dollar Limit as so determined shall include optional benefit forms and early retirement benefits or retirement subsidies that are protected under Section 411(d)(6) of the Code, whether or not the Participant has met all the requirements to qualify for such forms or benefits or subsidies, if an to the extent that they remain so protected as of the date on which the limitations of this
        Article V area applied.

5.02    APPLICATION TO QUALIFIED JOINT AND SURVIVOR ANNUITY

        In the event that the amount of the retirement benefit payable to a Participant is limited by this Article V, and the Participant's benefit is payable in the form of a qualified joint and survivor annuity (as defined in Section 417(b) of the Code), (a) the amount payable to each of the Participant and his Spouse under such form shall first be determined without regard to the limitations of Article V, (b) the amount payable to the Participant under such form shall then be reduced to the extent necessary to comply with such limitations, and (c) the benefit payable to the Spouse shall not exceed the benefit payable to the Participant (as so reduced).

                           ARTICLE VI - CONTRIBUTIONS

6.01    PAYMENT OF CONTRIBUTIONS

        No contributions shall be required or permitted under the Plan from any Participant. The Employer shall pay to the Trustee within the time periods prescribed by applicable federal statute such amounts in cash or property acceptable to the Trustee as the Sponsoring Employer, acting upon the advice of an actuary, shall in its sole discretion determine to be appropriate under the funding policy and method which the Sponsoring Employer adopts for the Plan. The Sponsoring Employer shall establish and maintain a funding policy and method consistent with the provisions of the Plan and the requirements of ERISA, which shall be reviewed periodically.

6.02    APPLICATION OF FORFEITURES

        Any forfeitures arising from the termination of employment or death of a Participant, or for any other reason, shall be used to reduce the contributions of the Employer under the Plan and shall not be applied to increase the benefits that a Participant would otherwise receive under the Plan at any time prior to the termination of the Plan as set forth in Section 9.02.

6.03    TRUST AGREEMENT

        The Trustee will receive the contributions made under the Plan by an Employer and will hold, invest and distribute the Trust Fund in accordance with all the terms and provisions of the Trust Agreement. Any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement.

                          ARTICLE VII - ADMINISTRATION

7.01    POWERS AND RESPONSIBILITIES OF THE SPONSORING EMPLOYER

        The Sponsoring Employer, by acting through its Board, shall be empowered to appoint and remove the Trustee, any Investment Manager, and the Retirement Committee from time to time.

7.02    ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY

        The Sponsoring Employer shall appoint a Retirement Committee of one or more persons to serve collectively as administrator of the Plan. Any person, including, but not limited to, the directors, officers and Employees of an Employer, shall be eligible to serve as a Retirement Committee member, provided that no Participant shall participate in any determination of the Retirement Committee specifically relating to the disposition of his own Accrued Benefit. The members of the Retirement Committee shall serve without compensation for their services as such members. A Retirement Committee member may resign by delivering his written resignation to the Sponsoring Employer, or may be removed by the Sponsoring Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to such Retirement Committee member if no date is specified.

        Upon the resignation, death, disability or removal of a Retirement Committee member, the Sponsoring Employer may (or, if no Retirement Committee member would then be serving, the Sponsoring Employer shall) promptly designate in writing a successor to this position. If the Sponsoring Employer is required to but does not appoint a successor, the Board will function as the Retirement Committee.

7.03    POWERS, DUTIES AND RESPONSIBILITIES OF THE RETIREMENT COMMITTEE

        The Retirement Committee shall administer the Plan in accordance with its terms to the extent consistent with applicable law, and shall have the power and discretion to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Retirement Committee shall be conclusive and binding upon all persons. The Retirement Committee may correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any interpretation or construction shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Section 401(a) of the Code, and shall comply with the terms of ERISA. The Retirement Committee shall have all powers and discretion necessary or appropriate to accomplish its duties under the Plan. Retirement Committee members may allocate their responsibilities among themselves.

        The Retirement Committee shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

    a. To determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder.

    b. To certify and direct the Trustee with respect to the amount of benefit to which any Participant or Beneficiary shall be entitled hereunder.

    c. To authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust Fund.

    d.  To maintain all necessary records for the administration of the Plan.

    e. To interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof, including, but not limited to, procedures for presenting claims for benefits under the Plan and for review of claims which are denied in whole or in part, and procedures for complying with the requirements of
        Section 414(p) of the Code with respect to Qualified Domestic Relations Order.

7.04.   POWERS AND RESPONSIBILITIES OF THE TRUSTEE

    a. The Trustee shall act in accordance with the terms and provisions of the Trust Agreement.

    b. The Trustee shall have the sole responsibility for managing the assets held under the Trust Agreement, except those assets, the management of which has been assigned to an Investment Manager or retained by the Sponsoring Employer (each of whom shall be solely responsible for the management of the assets assigned to or retained by it), all as specifically provided in the Plan and in the Trust Agreement.

    c. The Trustee shall accept and rely upon any documents executed by the appropriate Retirement Committee member until such time as the Sponsoring Employer or the Retirement Committee files with the Trustee a written revocation of such designation.

7.05    RECORDS AND REPORTS

        The Retirement Committee shall keep such record of actions taken and such other books of account, records and other data as it may deem appropriate for proper administration of the Plan, and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

7.06    APPOINTMENT OF COUNSEL AND AGENTS

        The Retirement Committee and/or Sponsoring Employer may employ such counsel (including legal counsel), accountants, investment advisors, physicians, agents and such clerical and other services as it may require in carrying out the provisions of the Plan, and shall charge the fees, charges and costs resulting from such employment as an expense of the Trust Fund unless paid by an Employer. Unless otherwise provided by law, any person so employed by the Retirement Committee may be legal or other counsel to an Employer or Affiliated Employer, a member of the Retirement Committee or an officer or member of the board of directors of an Employer or Affiliated Employer.

7.07    INFORMATION FROM EMPLOYER

        To enable the Retirement Committee to perform its functions, the Employer shall supply full and timely information to the Retirement Committee on all matters relating to the compensation of all Participants, their Vesting Service, their Credited Service, their retirement, death, Disability, or termination of employment, and any such other pertinent facts as the Retirement Committee may require. The Retirement Committee may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

7.08    PAYMENT OF EXPENSES

        All expenses of administration shall be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Retirement Committee and the Investment Manager, including, but not limited to, fees of accountants, counsel, and other specialists, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. The Employer may, however, reimburse the Trust Fund for any administration expense incurred pursuant to the above.

7.09    MAJORITY ACTIONS

        Except where there has been an allocation and delegation of administrative authority pursuant to Section 7.03, if there shall be more than one Retirement Committee member, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

7.10    CLAIMS PROCEDURE

        Claims for benefits under the Plan shall be filed with the Retirement Committee on the appropriate form provided by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days (45 days in the case of a claim for Disability Benefit) after the application thereof is filed, unless special circumstances require an extension of time for processing the claim. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

        If notice is not given within such period, the claim shall be considered denied as of the last day of such period for purposes of commencement of a proceeding to review such denial.

7.11    CLAIMS REVIEW PROCEDURE

        Upon denial of a claim, in whole or in part, pursuant to Section 7.10, a claimant, or his duly authorized representative, shall be entitled to request the Retirement Committee to give a full review of the denied claim, to review documents pertinent to the denial, and to submit issues and comments in writing. A request for review must be filed with the Retirement Committee no later than 60 days (180 days in the case of a request for review of a claim for Disability Benefits) after receipt of the written notification provided for in Section 7.10 (or, if applicable, within 60 days (180 days in the case of a request for review of a claim for Disability Benefits) after the date on which such denial is considered to have occurred). This request must set forth all the reasons why the claimant believes the claim was improperly denied.

        The Retirement Committee shall make its decision on review no later than 60 days (45 days in the case of a request for review of a claim for Disability Benefits) following the Committee's receipt of a complete request for review (or within 120 days (90 days in the case of a request for review of a claim for Disability Benefits) if the Retirement Committee determines special circumstances require an extension of time for processing the request).

        The decision on review shall be communicated by the Retirement Committee in writing to the claimant. Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

        The Retirement Committee's decision on review shall be deemed conclusive and binding upon any and all claimants, including but not limited to Participants and their Beneficiaries and any other persons claiming through or under them.

7.12    NAMED FIDUCIARIES

        The "named Fiduciary" of the Plan is the Sponsoring Employer. The named Fiduciary, in its capacity as such, shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under this Article VII.

        The Sponsoring Employer shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan.

        The Sponsoring Employer, acting through its Board, shall be the named Fiduciary with respect to the control or management of the assets of the Plan.

        Each named Fiduciary may rely upon any discretion, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan or the Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan and the Trust Agreement.

        No named Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

7.13    INDEMNIFICATION

        The Sponsoring Employer shall indemnify and hold harmless its directors and employees, and any directors or employees of any Affiliated Employer, serving in a fiduciary capacity or otherwise under the Plan from any loss or damage which may arise in connection with the operation and administration of the Plan, other than loss or damage arising out of a final judicial finding of gross negligence or willful misconduct of such director or employee.

                          ARTICLE VIII - PLAN AMENDMENT

8.01    AMENDMENT

    a. The Sponsoring Employer, by action of its Board, shall have the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Plan. No such amendment shall, however:

        i. Authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates prior to the satisfaction of all liabilities with respect to the Participants or their Beneficiaries or estates;

        ii. Cause any reduction in the Accrued Benefit of any Participant, or the elimination of any optional forms of benefit payment or retirement type subsidies (as defined in applicable regulations) except as permitted by law; or

        iii. Cause or permit any portion of the Trust Fund to revert to or become the property of the Employer except to the extent provided under Sections 9.04 and 12.05.

    b.  If any Plan amendment changes the vesting schedule set forth in
        Section 4.04, each Participant who has at least one Hour of Service on or after January 1, 1989 and who has completed at least three years of Vesting Service on the effective date of the change in vesting schedule shall have his vesting percentage computed in accordance with the vesting schedule which produces the highest vested benefit.

    c. All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify this Plan under
        Section 401(a) of the Code, to continue the Plan as so qualified or to comply with any other provision of law. Accordingly, notwithstanding any other provision of this Plan, the Sponsoring Employer may amend, modify, or alter this Plan with retroactive effect in any respect or manner necessary to qualify this Plan under Section 401(a) of the Code, or to continue this Plan as so qualified or to comply with any other provision of applicable law.

    d. If the effect of any amendment is to increase the current liability (as defined in Section 401(a)(29)(E) of the Code) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment would otherwise take effect is less than sixty percent (60%), including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment shall not take effect until the Employer or Sponsoring Employer (or any Affiliated Employer) provides security to the Plan. The form and amount of the security shall satisfy the requirements of Section 401(a)(29)(B) and (C) of the Code. The security may be released provided the requirements of Section 401(a)(29)(D) of the Code are satisfied.

                          ARTICLE IX - PLAN TERMINATION

9.01    RIGHT TO TERMINATE

        The Plan may be terminated at any time by resolution of the Board, provided that no such action shall permit any part of the assets of the Trust Fund, whether principal of income, to revert to an Employer or to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries shall have been liquidated in full. Upon termination of the Plan, benefits of missing Participants shall be treated in accordance with Section 4050 of ERISA.

9.02    VESTING UPON TERMINATION

        Upon the termination or partial termination of the Plan (within the meaning of Section 411(d)(3) of the Code), the rights of all affected Participants to benefits accrued to the date of such termination or partial termination, to the extent funded as of such date shall, subject to the requirements as the Internal Revenue Service shall impose in order to prevent discrimination (including any applicable provisions of Section 9.05), be nonforfeitable.

9.03    PRIORITY OF DISTRIBUTION ON TERMINATION

        In this Plan is terminated, the assets of the Trust Fund shall be used and disposed of for the benefit of Participants and Beneficiaries in accordance with the provisions of Title IV of ERISA. Without limiting the generality of the foregoing, if the Secretary of the Treasury determines that any allocation made pursuant to this Section 9.03 (without regard to this sentence) results in discrimination prohibited by Section 401(a)(4) of the Code, the assets allocated under Sections 4044(a)(4)(B), (a)(5) and (a)(6) of ERISA shall be reallocated to the extent necessary to avoid such discrimination. Benefits of missing Participants shall be treated in accordance with Section 4050 of ERISA.

9.04    RETURN OF EXCESS ASSETS

        Notwithstanding any provision to the contrary in this Plan or the Trust Agreement, upon termination of this Plan, the Employers or their successors or assigns shall be entitled to any balance of the net assets of the Trust Fund remaining after all liabilities under this Plan to Participants, their Spouses and Beneficiaries have been satisfied.

9.05    RESTRICTION OF BENEFITS

        Notwithstanding any other provision of the Plan, in the event of the complete termination of the Plan, the benefit of any Highly Compensated Employee who is a Participant shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

            ARTICLE X - MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS

10.01   MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS

        Notwithstanding any other provision of this Plan and subject to the provisions of Section 10.02, the Plan may be amended to provide for the merger or consolidation of the Plan, in whole or in part, with, or the transfer of all or part of its assets to, any other qualified plan within the meaning of Section 401(a) of the Code.

10.02   BENEFITS UPON MERGER, CONSOLIDATION, OR TRANSFER OF ASSETS

        In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in this Plan shall be entitled to a benefit immediately after such merger, consolidation or transfer equal to or greater than the benefit the Participant would have received if the Plan had been terminated immediately prior to the merger, consolidation, or transfer.

                        ARTICLE XI - TOP HEAVY PROVISIONS

11.01   TOP HEAVY PLAN DEFINITIONS

        For purposes of this Article, the following terms shall have the meanings indicated below:

    a.  "Aggregation Group" means either:

        i. REQUIRED AGGREGATION GROUP. In determining a Required Aggregation Group hereunder, each plan of an Employer or Affiliated Employer in which a Key Employee participates, and each other plan of an Employer or Affiliated Employer which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a Top Heavy Plan for a Plan Year, the accrued benefits of Non-Key Employees shall be determined under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by an Employer or Affiliated Employer, or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

        ii. PERMISSIVE AGGREGATION GROUP. The Sponsoring Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of
                Section 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group.

                In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                Only those plans of an Employer or Affiliated Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

    b. "Determination Date" means the last day of the preceding Plan Year, except that for the first Plan Year the Determination Date is the last day of such Plan Year.

    c. "Employee", "Former Employee", "Key Employee" and "Non-Key Employee" shall also include Beneficiaries of such an employee.

    d. "Key Employee" means any Employee (including a former Employee whether or not deceased) who at any time during the Plan Year or any of the four preceding Plan Years is one of the following:

        i. An officer of an Employer or Affiliated Employer, if such individual received compensation (as defined in Section 414(q)(7) of the Code) of more than 50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. No more than 50 Employees (or, if lesser, the greater of 3 Employees or 10% of the Employees) shall be treated as officers (exclusive of Employees described in Section 414(q)(8) of the Code.

        ii. One of the 10 Employees owning or considered as owning (within the meaning of Section 416(i) of the Code) both more than a 1/2 percent ownership interest and one of the ten largest ownership interests in an Employer or Affiliated Employer, if such Employee's compensation (as defined in Section 414(q)(7) of the Code) exceeds 100% of the maximum annual limit under
                Section 415(c)(1)(A) of the Code.

        iii. A 5% owner of an Employer or Affiliated Employer. A "5% owner" means a person owning (or considered as owning, within the meaning of Section 416(i) of the Code) more than 5% of the outstanding stock of an Employer or Affiliated Employer, or stock possessing more than 5% of the total combined voting power of all stock of an Employer or Affiliated Employer (or having more than 5% of the capital or profits interest in any Employer or Affiliated Employer that is not a corporation determined under similar principles).

        iv. A 1% owner of an Employer or Affiliated Employer having compensation (as defined in Section 414(q)(7) of the Code) of more than $150,000. A "1% owner" means any person who would be described in paragraph (d)(iii) above if "1%" were substituted for "5%" in each place where it appears in paragraph (d)(iii).

                For Plan Years beginning after December 31, 2001, the determination of whether an Employee or former Employee is a Key Employee shall be made in accordance with this subsection (d), but revised as follows:

                A. Paragraphs (i), (ii) and (iv) of this subsection (d) shall be applied by considering the individual's status only with regard to the Plan Year ending on the Determination Date;

                B. Paragraph (ii) of this subsection (d) shall be deleted in its entirety; and

                C. Paragraph (i) of this subsection (d) shall be revised to substitute the words "$130,000, as adjusted under
                    Section 416(i)(1) of the Code" for the words "50% of the dollar limitation in effect under Section 415(b)(1)(A) of the Code".

                A Key Employee shall be determined in accordance with the provisions of Section 416(i) of the Code and the regulations thereunder.

    e. "Non-Key Employee" means an Employee who is not a Key Employee, including any Employee who is former Key Employee.

    f. "Valuation Date" means the date used to calculate the value of account balances or accrued benefits for purposes of determining the top heavy ratio specified in Section 11.02.

        For purposes of this Plan, the Valuation Date shall be the Determination Date. For each other plan, the Valuation Date shall be subject to
        Section 416 of the Code, the most recent Valuation Date which falls within or ends within the period of twelve months ending on the applicable determination date for such plan.

11.02   TOP HEAVY GENERAL REQUIREMENTS

        The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group and the account balances of all Participants under all defined contribution plans in the Aggregation Group (but excluding Participants who are former Key Employees).

        For purposes of this test, the following rules shall apply:

    a. Any distributions made during the five Plan Years ending on the Determination Date shall be taken into account. Provided, however, that for Plan Years beginning after December 31, 2001, any distributions made for a reason of separation from service, death or disability, or any distributions made under a terminated plan which, had it not been terminated, would have been aggregated with the Plan, during the Plan Year ending on the Determination Date shall be taken into account; and any distributions made for any other reason during the five Plan Years ending on the Determination Date shall be taken into account.

    b. The benefits and distributions of all former Employees who have not been credited with at least one Hour of Service during the period of five years (for Plan Years beginning after December 31, 2001, the one year period) ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such five-year period (for Plan Years beginning after December 31, 2001, such one year period), such former Employee's benefits and distributions shall be taken into consideration.

    c. If an Employee is a Non-Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his benefits and distributions shall not be taken into consideration.

    d. The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.02.

11.03   ADDITIONAL TOP HEAVY REQUIREMENTS

    a. Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is deemed to be top heavy, the following provisions shall apply:

        i. MINIMUM VESTING - Any Participant who completes an Hour of Service in a Plan Year in which the Plan is deemed to be top heavy a nonforfeitable right to a percentage of his Accrued Benefit determined on the basis of the Participant's number of years of Vesting Service, according to the following schedule:

                Years of Vesting Service            Vesting Percentage
                ------------------------            ------------------
                    Less than 3 years                       0%
                        3 or more                          100%

                Furthermore, if the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule and the provisions of
                Section 8.01(b) shall be applied.

                The provisions of this paragraph (a)(i) shall not be applied to reduce the Participant's vested interest in accordance with the provisions of Section 4.04.

        ii. MINIMUM BENEFIT - Each Participant who is a Non-Key Employee shall have an Accrued Benefit calculated as of the last day of such Plan Year or, if earlier, as of his Severance from Service Date occurring during such Plan Year, at least equal to the product of a Non-Key Employee's average "salary" for the five consecutive calendar years when such Non-Key employee had the highest aggregate salary from an Employer or Affiliated Employer and 2% per year of Credited Service credited for service during a Plan Year in which a Plan is top heavy, not to exceed 10 such years.

                The "salary" required to be taken into account is the compensation described in Section 415 of the Code not in excess of the limit under Section 401(a)(17) of the

                Code. Salary received by a Non-Key Employee for Plan Years beginning after the close of the last year in which the Plan was a top heavy plan shall, however, be disregarded.

                For purposes of this Plan, the minimum annual retirement benefit means a benefit payable annually in the form a single life annuity (with no ancillary benefits) beginning at Normal Retirement Date.

                This paragraph (a)(ii) shall not apply to a Non-Key Employee if contributions for such Non-Key Employee are being made for such Plan Year to a defined contribution plan included in the Aggregation Group.

                In determining years of Credited Service with the Employer for purposes of this clause, any service with the Employer shall be disregarded to the extent that it occurs during a Plan Year when the Plan benefits (within the meaning of Section 410(b) of the Code) no Key Employee or former Key Employee.

    b. In any Plan Year in which the Plan is top heavy, but not super top heavy (substituting 90% for 60% in Section 11.02 above), Section 5.01(k) shall be applied by substituting "100%" for "125%", unless the Sponsoring Employer amends paragraph (a)(ii) above to substitute "3%" for "2%" therein.

    c. In any Plan Year in which the Plan is super top heavy (substituting 90% for 60% in Section 11.02 above), the factor of "125%" shall be changed to "100%" in Section 5.01(k).

    d. In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply, except that the portion of a Participant's Accrued Benefit which was vested pursuant to paragraph
        (a)(i) above shall remain vested.

    e. The provisions of paragraph (a) above shall not apply to any employee included in a unit of employees covered by a collective bargaining agreement if, within the meaning of Section 416(i)(4) of the Code, retirement benefits were the subject of good faith bargaining.

                        ARTICLE XII - GENERAL PROVISIONS

12.01   RIGHT OF DISCHARGE RESERVED

        This Plan shall not be deemed to constitute a contract between an Employer and any Participant or to be consideration or an inducement for the employment of any Participant or Eligible Employee. Nothing contained in this Plan shall be deemed to give any Participant or Eligible Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge any Participant or Eligible Employee at any time regardless of the effect which such discharge shall have upon as a Participant.

12.02   ALIENATION

        No benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

        In the event a Participant's benefits are garnished or attached by order of any court, the Retirement Committee may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action.

        This Section 12.02 shall not apply to the creation, assignment, or recognition of a right to any benefit payable pursuant to a Qualified Domestic Relations Order.

12.03   GENDER AND NUMBER

        The masculine pronoun shall be construed to include the feminine, the singular to include the plural, and the plural to include the singular in all cases they would so apply.

12.04   LEGAL ACTION

        In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Retirement Committee may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Retirement Committee, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorneys' fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

12.05   APPROVAL BY INTERNAL REVENUE SERVICE; MISTAKE OF FACT

        Nothing herein shall prohibit return to an Employer, within one year after payment, of excess sums contributed to the Trust Fund as a result of a mistake of fact.

        Each Employer contribution is hereby conditioned on the current deductibility of the contribution under Section 404 of the Code, and to the extent such contribution deduction is disallowed, the contribution shall be returned to the Employer within one year after the date of disallowance.

12.06   UNIFORMITY

        All provisions of the Plan shall be interpreted and applied in a uniform and nondiscriminatory manner.

12.07   CAPTIONS

        The Captions contained herein and the table of contents prefixed hereto are inserted only as a matter of convenience and for reference and in no way defined, limit, enlarge or described the scope or intent of the Plan nor shall, in any way, affect the Plan or the construction of any provision herein.

12.08   DISTRIBUTION LIMITATIONS

        Distributions to Restricted Participants (as defined below) shall be limited in accordance with the provisions of this Section 12.08.

    a. For purposes of this Section 12.08, the following terms shall have the indicated meaning:

        i. "Benefits" means the sum of the Participant's Accrued Benefit and all other benefits to which he is entitled under the Plan, but excluding any death benefit provided for by insurance on the Participant's life.

        ii. "Restricted Participant" means, with respect to a Plan Year, a Highly Compensated Employee who is a Participant who, if there are more than 25 Highly Compensated Employees, is one of the 25 Highly Compensated Employees with the highest Total Annual Pay. An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he satisfies the conditions of the previous sentence in that subsequent Plan Year. If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

        iii. "Total Annual Pay" means, with respect to any Plan Year, (A) in the case of a Highly Compensated Employee who is not currently employed by an Employer or an Affiliated Employer, the greater of his Earnings (as defined in Section

                5.01(a)(iv)) for the Plan Year he ceased to be employed by an Employer or Affiliated Employer or his Earnings for the Plan Year immediately preceding that Plan Year and (B) in the case of a Highly Compensated Employee who is currently employed by an Employer or Affiliated Employer, the greater of his Earnings for the Plan Year in question or for the prior Plan Year.

    b. Subject to paragraph (c) below, a Restricted Participant may not receive his benefits under this Plan in the form of a single-sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of the Participant under (i) a single life annuity that is the Actuarial Equivalent of his Benefits (other than a social supplement and benefits described in paragraph (c)(i) below), and (ii) the amount of payments, if any, the Participant is entitled to receive under a social security supplement.

    c.  The limitation of paragraph (b) above shall not apply to:

        i. any payment of benefit attributable to transferred balances from defined contribution plans or to employee contributions,

        ii. any payment, if the value of Plan assets after such payment equals or exceeds 110 percent of the value of the Plan's "current liabilities" (within the meaning of Section 412(1)(7) of the Code),

        iii. any payment, if the value of the Restricted Participant's Benefits is less than one percent of the value of such "current liabilities", or

        iv. any payment, if the value of the Restricted Participant's Benefits does not exceed $5,000.

    d. In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Section 12.08 are not necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without necessity of further amendment to the Plan.

12.09   GOVERNING LAW

        The Plan will be construed, administered, and enforced according to the laws of the State of Delaware (without regard to its choice-of-law principles) to the extent such laws are not inconsistent with or preempted by ERISA.

                     ARTICLE XIII - PARTICIPATING EMPLOYERS

13.01   PARTICIPATION BY AFFILIATED EMPLOYERS

        Any Affiliated Employer so designated by the Board shall participate herein and be known as a Participating Employer. Each such Participating Employer shall be required to use the same Trustee as provided in the Plan.

13.02   DESIGNATION OF AGENT

        Each Participating Employer shall be deemed to be a party to the Plan, provided, however, that with respect to all of its relations with the Trustee and the Retirement Committee for the purpose of the Plan, each Participating Employer shall be deemed to have designated irrevocably the Sponsoring Employer as its agent.

13.03   DISCONTINUANCE OF PARTICIPATION

        The Board may elect at any time to discontinue the participation of any Participating Employer under the Plan, in whole or in part with respect to any of such Participating Employer's divisions, locations or other employee groups.

13.04   THE RETIREMENT COMMITTEE'S AUTHORITY

        The Retirement Committee shall have authority and discretion to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

        IN WITNESS WHEREOF, the Sponsoring Employer has caused this instrument to be executed by its duly authorized officer and its corporate seal to be affixed hereto on this _____ day of _________, 2003.


                                                Rexnord Corporation

                                                By:
                                                   -----------------------


                                                Title:
                                                      --------------------

                                   APPENDIX A


                                       52